                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  Ciprico Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                  CIPRICO INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------


         The Annual Meeting of Shareholders of Ciprico Inc. will be held on Thursday, January 25 2001 at 3:30 p.m. (Minneapolis time), at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

          1.   To set the number of directors at six (6).

          2.   To elect one Class I director for the ensuing year.

          3. To approve a 250,000 share increase in the number of shares reserved for the Company's 1999 Amended and Restated Stock Option Plan.

          4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on December 11, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           ROBERT H. KILL
                                           President and Chief Executive Officer

Plymouth, Minnesota
December 18, 2000

                                  CIPRICO INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 25, 2001


                               ------------------

                                 PROXY STATEMENT

                               ------------------

                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Ciprico Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 25, 2001, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 2800 Campus Drive, Plymouth, Minnesota 55441. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 18, 2000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed December 11, 2000, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 11, 2000, 5,037,459 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the dates indicated in the respective footnotes to the table.

      NAME AND ADDRESS OF               NUMBER OF SHARES
       BENEFICIAL OWNER                BENEFICIALLY OWNED       PERCENT OF CLASS
      -------------------              ------------------       ----------------

 Perkins Capital Management, Inc.          564,275 (1)               11.2%
 730 E. Lake Street
 Wayzata, MN  55391

 Heartland Advisors, Inc.                  549,800 (1)               10.9%
 789 North Water Street
 Milwaukee, WI  53202

 Kennedy Capital Management, Inc.          426,379 (1)                8.5%
 10829 Olive Boulevard
 St. Louis, MO  63141

 Dimensional Fund Advisors, Inc.           373,925 (1)                7.4%
 1299 Ocean Avenue
 Santa Monica, CA  90401

------------------
(1) Such shares were owned as of December 11, 2000 according to a report provided to the Company by Nasdaq-AMEX Online.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of Common Stock beneficially owned as of December 11, 2000 by each executive officer of the Company named in the Summary Compensation Table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

      NAME OF DIRECTOR/NOMINEE OR           NUMBER OF SHARES
         IDENTITY OF GROUP                  BENEFICIALLY OWNED      PERCENT OF CLASS (1)
 -------------------------------------   -----------------------    --------------------
Robert H. Kill                             137,033  (2)                      2.7%
Donald H. Soukup                            77,250  (3)                      1.5%
Stephen R. Hansen                           63,722  (4)                      1.3%
William N. Wray                             45,000  (3)(5)                     *
Gary L. Deaner                              38,100  (5)(6)                     *
Robert G. Brown                             28,587  (7)                        *
Joan K. Berg                                15,250  (8)                        *
William C. Hartman                          13,500  (9)                        *
Bruce J. Bergman                            12,000  (5)(10)                    *
Thomas F. Burniece                           7,000  (5)(10)                    *
All current officers and di-
rectors as a Group (10 persons)            422,192 (11)                      8.0%


------------------------
*   Less than 1%

         (1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 11, 2000, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

         (2) Amount includes 20,000 shares held by Mr. Kill's wife and 58,750 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (3) Amount includes 36,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (4) Amount includes 51,373 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (5) Does not include an option for 6,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable as of the date of the Company's 2001 Annual Meeting pursuant to an automatic grant under the Company's 1999 Amended and Restated Stock Option Plan.

         (6) Amount includes 34,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (7) Amount includes 21,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (8) Amount includes 12,250 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (9) Amount includes 7,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (10) Such shares are not outstanding but are purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.

         (11) Amount includes 264,623 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 2000.


                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

         The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than six directors, that the number of directors to be elected shall be determined by the shareholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings. The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class I will be elected at the Annual Meeting. Directors who are members of Classes II and III will continue to serve for the terms for which they were previously elected. The Board recommends that the number of directors be set at six and that one Class I director be elected at the Annual Meeting. The Board of Directors nominates William N. Wray for re-election as a Class I director. If elected, Mr. Wray will serve for a three-year term as a Class I director and until his successor has been duly elected and qualified. Donald H. Soukup, currently a Class I director, has indicated he does not wish to stand for re-election. The Board intends to seek a qualified candidate to fill the Board seat currently held by Mr. Soukup. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at six.

         Unless authority is withheld, the proxies solicited hereby will be voted for the election of William N. Wray as a director for a term of three years. If, prior to the meeting, it should become known that the Class I nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that the nominee will be unable to serve. The election of directors is decided by a plurality of the votes cast. Following is information about the nominee and all other directors of the Company whose terms continue beyond the Annual Meeting.

         Robert H. Kill (Class III, term ending at 2003 Annual Meeting), age 53, has been President and Chief Executive Officer of the Company since March 1988, Chairman of the Board from June 1996 to November 2000, and a director since September 1987. Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988, Secretary from September 1987 to July 1988 and from November 1989 to October 1993, and Vice President and General Manager from August 1986 to September 1987. Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his last position being Vice President, Terminals Distribution.

         Gary L. Deaner (Class III, term ending at 2003 Annual Meeting), age 60, was elected a director of the Company in May 1995. Mr. Deaner has been Managing Director Raintree Associates, a marketing and planning company since June 1998. Mr. Deaner has also served as President and Chief Executive Officer of Cross Works, Inc., a software development company, from May 1999 to April 2000, Vice President of Marketing and Strategic Development for J. River, Inc., a software products company, from September 1996 to June 1998, and as Vice President and General Manager, Lan Connect, of Digi International, Inc., a manufacturer of computer communications products, from January 1995 to September 1996. From August 1991 to January 1995 Mr. Deaner served as President of Arnet Corporation, a subsidiary of Digi International, and from 1985 to 1991 he was Vice President of Marketing for Digi International.

         William N. Wray (Class I, term ending at 2001 Annual Meeting), age 72, has been a director of the Company since July 1993. Prior to his retirement in 1988, Mr. Wray held various management positions at Honeywell, Inc., the most recent being Executive Vice President of Honeywell Information Systems (from 1985 to 1987) and Executive Vice President of Corporate Marketing (from 1987 to
1988).

         Bruce J. Bergman (Class II, term ending at 2002 Annual Meeting), age 59, has been a director of the Company since January 1999. Mr. Bergman has been a principal with Bergman & Associates, a high tech consulting practice, since August 1998. Prior to founding Bergman & Associates, Mr. Bergman was President and CEO (from 1996 to 1998) of Brocade Communications Systems, Inc., a provider of gigabit switching hardware and software products, President and CEO (from 1995 to 1996) of ATG Cygnet, Inc., a supplier of multiple-media, robotic mass storage libraries, President and CEO (from 1993 to 1994) of Proteon, Inc., a supplier of internetworking hardware and software products, and President and CEO (from 1983 to 1993) of Xylogics, Inc. a provider of computer network access, remote access, networking and input/output hardware and software products.

         Thomas F. Burniece (Class II, term ending at 2002 annual Meeting), age 59, has been a director of the Company since November 1999, and Chairman of the Board since November 2000. For more than five years Mr. Burniece has been owner and President of Thomas Burniece Consulting, a firm offering technical, marketing and management consulting services across a wide range of high technology markets. Mr. Burniece has also been Chief Executive Officer since April 1997 of Voelker Technologies, Inc., a startup company developing an intelligent physical layer switching product. In addition, in June 1998 he co-founded and served as the original Chief Executive Officer of Rutilus Software, Inc., and is currently a director of such company. Rutilus is a startup company developing a unique, centrally-managed approach to the backup of network-attached desktop computers.

         There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee members during fiscal 2000 were Donald H. Soukup, Bruce J. Bergman and Thomas F. Burniece. This committee is responsible for reviewing the Company's internal audit procedures and quarterly and annual financial statements, reviewing with the Company's independent accountants the results of the annual audit, and implementing and monitoring the Company's cash investment policy. The Audit Committee met four times during fiscal 2000.

         The Compensation Committee members are Gary L. Deaner and William N. Wray. The Compensation Committee recommends to the Board of Directors from time to time the salaries and other compensation to be paid to executive officers of the Company and administers the Company's stock option and restricted stock plans. The Compensation Committee met once during fiscal 2000.

         The Board and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Board or Committee members, in accordance with Delaware law, rather than hold formal meetings. During fiscal 2000, the Board of Directors held six meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

         Directors who are not employees of the Company receive $500 for each Board meeting attended. In addition, under the terms of the Company's 1999 Amended and Restated Stock Option Plan, each nonemployee director who is elected or re-elected to the Board, or whose term of office continues after an annual meeting of shareholders, will receive a seven-year option for 6,000 shares at an exercise price equal to the closing price of the Company's Common Stock on the date of grant, exercisable one year from the date of grant if the director has continued to serve on the Board throughout such period. On January 27, 2000, Messrs. Bergman, Burniece, Deaner, Soukup and Wray each received an option to purchase 6,000 shares at $11.00 per share. Such options will become exercisable on January 25, 2001.

CERTAIN TRANSACTIONS

         During fiscal 2000, Mr. Burniece was paid $23,400 for consulting services provided to the Company. Beginning in December, the Company has an arrangement with Mr. Burniece to provide such services for a monthly retainer of $7,500.


                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to this proxy statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission.

                           MEMBERS OF THE FISCAL 2000 AUDIT COMMITTEE:
                                    Donald H. Soukup
                                    Bruce J. Bergman
                                    Thomas F. Burniece

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is currently composed of directors William N. Wray and Gary L. Deaner. None of the members of the Committee is an employee or officer of the Company and none is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

         Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual and quarterly performance bonuses, long-term incentive compensation in the form of stock options and restricted stock grants and various benefits, including the Company's savings plan and employee stock purchase plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses, stock options and restricted stock grants in connection with new hiring, promotions or non-recurring, extraordinary performance.

         The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding cash bonuses based on achievement of operating profit goals and secondarily on achievement of revenue goals. If minimum operating profit goals are achieved, the officer receives a cash bonus in an amount equal to the percentage of goal achieved multiplied by the established target bonus which is a minimum of 30% and a maximum of 150% of annual base salary. The goals are established annually by the Compensation Committee or President of the Company. The Company does not have formal employment agreements with any of its officers.

         The Company's executive officers participate in the Company's stock option and restricted stock plans as well as the management cash bonus plan described above. Cash bonuses earned by executive officers in fiscal 2000 are set forth in the Summary Compensation Table.

         General. The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company has a savings plan in which all qualified employees, including the executive officers, may participate. Each year the Company contributes to the savings plan an amount equal to two percent of gross wages for each employee who contributes four percent and the Company may contribute an additional two percent of gross wages based on the operating profit of the Company for the fiscal year and plan contributions by the individual employee. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 2000.

         Chief Executive Officer Compensation. Robert H. Kill served as the Company's Chief Executive Officer in fiscal 2000. His annual base salary and eligibility for a cash bonus was determined in accordance with the policies described above as applicable to all executive officers. His base salary was $195,000 for fiscal 2000.

         In 2000, in order to continue providing incentive for participation in long-term appreciation in shareholder value, the Committee granted Mr. Kill options to purchase 40,000 shares at the market price on the respective dates of grant, 25 percent of which will vest on each of the first four anniversaries of the date of grant. Grants of stock options are based on qualitative rather than quantitative factors and reflect the desire of the Board of Directors and Compensation Committee to retain key executives, encourage excellent performance and increase Company stock ownership by key executives in order to align their interests with those of shareholders generally.

         Summary. The Compensation Committee annually reviews its compensation policies but anticipates generally continuing its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and operating profit goals and granting stock options and restricted stock to provide long-term incentives.

                           MEMBERS OF THE COMPENSATION COMMITTEE:
                                    William N. Wray
                                    Gary L. Deaner

SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to the other executive officers whose total salary and bonus for fiscal 2000 exceeded $100,000.



                                          ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                  ----------------------------------   ----------------------------------
                                                                                 Awards           Payouts
                                                                       ------------------------   --------
                                                                       Restricted    Securities
                                                        Other Annual     Stock       Underlying    LTIP      All Other
Name and Principal                Salary      Bonus     Compensation    Award(s)    Options/SARs  Payouts  Compensation
    Position             Year       ($)        ($)         ($)(1)        ($)(2)       (#)          ($)        ($)(3)
------------------      -----   ----------  ----------  ------------  ----------   ------------  -------   ------------
Robert H. Kill,          2000      193,333        -            -            -          40,000        -        12,884(4)
President and            1999      175,000     88,268          -            -          15,000        -         4,229
CEO                      1998      171,667        -            -         69,375        15,000        -         5,045

Joan K. Berg, Former     2000      131,916        -            -            -            -           -         4,753
Vice President-Finance   1999      120,000     42,143          -            -           9,000        -         2,726
and CFO                  1998       10,000        -            -         16,408        20,000        -           200

Stephen R. Hansen,       2000      125,000      8,924          -            -            -           -         9,202(4)
Vice President -         1999      104,756     36,275          -          8,125         9,000        -         2,372
Strategic Product        1998       94,750      2,559          -          6,900         7,500        -         2,364
Development

William C. Hartman,      2000      150,000     14,438          -            -             -          -         3,603
Vice President -
Marketing and
Business Development
(5)

Robert G. Brown,         2000      174,970 (6)    -            -            -             -          -         4,745
Vice President -
Sales (5)

(1) Does not include automobile allowance, the amount of which was less than 10% of the individual's listed compensation.

(2) Dividends, if declared by the Company, will be paid on the shares. Aggregate shares of restricted stock held by the named executive officers at September 30, 2000 and the value of such shares on that date (based on a closing stock price of $10.125 per share) are as follows: Mr. Kill held 10,000 shares valued at $101,250, Mr. Hansen held 1,600 shares valued at $16,200, Mr. Brown held 6,670 shares valued at $67,534, and Mr. Hartman held 6,000 shares valued at $60,750.

(3) Amounts reflect Company contributions to the Company's Savings Plan, a 401(k) plan.

(4) Includes amount earned but not taken pursuant to Company's Paid Time Off policy ($7,500 for Mr. Kill and $4,423 for Mr. Hansen).

(5) Amounts for 1999 and 1998 are excluded for Messrs. Hartman and Brown as they did not serve as executive officers for these years.

(6)      Includes commissions of $74,970.

OPTION/SAR GRANTS DURING 2000 FISCAL  YEAR

         The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended September 30, 2000. The Company has not granted stock appreciation rights.

                                                                                                      POTENTIAL
                                                                                                  REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL
                            NUMBER OF          % OF TOTAL                                          RATES OF STOCK
                           SECURITIES         OPTIONS/SARS                                       PRICE APPRECIATION
                           UNDERLYING          GRANTED TO                                          FOR OPTION TERM
                          OPTIONS/SARS        EMPLOYEES IN      EXERCISE OR BASE  EXPIRATION     -------------------
         NAME              GRANTED (#)         FISCAL YEAR        PRICE ($/SH)        DATE        5% ($)     10% ($)
         ----             ------------         -----------      ----------------  -----------    --------  ---------
Robert H. Kill              10,000 (1)             3.7%               $9.875        10/20/04      27,283     60,288
                            30,000 (2)            11.1%              $10.125         9/28/05      83,921    185,442

---------------------
(1) Such option is exercisable annually as to 25% of the total number of shares, commencing October 22, 2000.

(2) Such option is exercisable annually as to 25% of the total number of shares, commencing September 29, 2001.

AGGREGATED OPTION/SAR EXERCISES DURING 2000 FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

         The following table provides information related to options exercised by the named executive officers during fiscal 2000 and the number and value of options held at fiscal year end.

                                                                                                 VALUE OF
                                                                         NUMBER OF              UNEXERCISED
                                                                        UNEXERCISED            IN-THE-MONEY
                                                                      OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                         FY-END(#)              FY-END ($)
                              SHARES ACQUIRED         VALUE            EXERCISABLE/            EXERCISABLE/
 NAME                          ON EXERCISE (#)     REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE (1)
-----------------             ----------------    -------------      -----------------        ------------------

Robert H. Kill                      15,000           83,745            37,500 / 62,500             938 / 5,313

Joan K. Berg                             -             N/A             12,250 / 16,750          37,589 / 41,526

Stephen R. Hansen                    7,500           48,688            42,625 / 14,375           9,000 / 12,938

William C. Hartman                       -             N/A              7,500 / 22,500          17,813 / 53,438

Robert G. Brown                          -             N/A             19,000 / 17,000           6,313 / 9,563

--------------------------
(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 30, 2000. The closing price of the Company's Common Stock on that day on the Nasdaq Stock Market was $10.125. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

STOCK PERFORMANCE CHART

         The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P SmallCap 600 Index and the Computers (Peripherals) Small Index. The comparison assumes $100 was invested on September 30, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                         Total Return To Shareholder's
                         (Dividends reinvested monthly)


                                                               ANNUAL RETURN PERCENTAGE
                                                                       Years Ending

Company / Index                                     Sep96      Sep97         Sep98       Sep99       Sep00
------------------------------------------------------------------------------------------------------------
CIPRICO INC                                       172.7397     -24.375     -51.6562    52.14716    -8.98876
S&P SMALLCAP 600 INDEX                             15.3114    36.96813      -18.672     17.5371    24.17344
COMPUTERS(PERIPHERALS)-SMALL                      -42.7325    3.665524     -55.4284    7.181135    -3.50852



                                                                                  INDEXED RETURNS
                                                      Base                          Years Ending
                                                      Period
Company / Index                                       Sep95       Sep96      Sep97        Sep98        Sep99       Sep00
--------------------------------------------------------------------------------------------------------------------------
CIPRICO INC                                            100      272.7397    206.2594     99.71362    151.7114    138.0745
S&P SMALLCAP 600 INDEX                                 100      115.3114    157.9399     128.4494    150.9757    187.4717
COMPUTERS(PERIPHERALS)-SMALL                           100      57.26749    59.36664     26.46065    28.36083    27.36578






                   APPROVAL OF INCREASE IN SHARES RESERVED FOR
                   1999 AMENDED AND RESTATED STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

         General. The Company currently has in effect a 1999 Amended and Restated Stock Option Plan (the "1999 Plan"). The Board has approved, subject to shareholder approval, a 250,000 share increase in the number of shares reserved for the 1999 Plan. The Board believes that the 1999 Plan has been, and will continue to be, important for attracting, retaining and providing incentives for those officers, directors and key employees upon whose judgment, initiatives and efforts the Company is largely dependent for the successful conduct of its business.

         A more detailed description of the 1999 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Vice President of Finance.

         Purpose. The purpose of the 1999 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the 1999 Plan until October 22, 2008, ten years from the date the 1999 Plan was adopted by the Board. Nonqualified options may be granted under the 1999 Plan until the Plan is discontinued or terminated by the Board.

         Administration. The 1999 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The 1999 Plan gives broad powers to the Committee to administer and interpret the 1999 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All officers and employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1999 Plan. All directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary are eligible to receive nonqualified stock options pursuant to the 1999 Plan. As of December 11, 2000, the Company had approximately 120 employees and five non-employee directors.

         Directors' Formula Grant. The 1999 Plan provides that each nonemployee director who is elected or re-elected as a director of the Company or whose term of office continues after an annual meeting at which directors are elected will automatically be granted an option to purchase 6,000 shares at an exercise price equal to the closing price of the Company's Common Stock on the date on which the option is granted. Each such option will be for a term of seven years and will become exercisable one year from the date of grant if the director has continued to serve on the Board throughout such period.

         Options. When an option is granted under the 1999 Plan, the Committee at its discretion specifies the option price, the type of option (whether "incentive" or "nonqualified") to be granted and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option, may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on December 11, 2000 was $7.8125. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Each incentive stock option and, unless otherwise determined by the Committee, each nonqualified stock option granted under the 1999 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 1999 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

         Amendment. The Board of Directors may from time to time suspend or discontinue the 1999 Plan or revise or amend it in any respect; provided, that no such revision or amendment may impair the terms and condition of any outstanding option to the detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company.

         Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 1999 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted under the 1999 Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the 1999 Plan.

                                                                                  Total number of
  Name and Position/Group                                                       Options Received (1)
  -----------------------                                                       --------------------
  Robert H. Kill, President and Chief Executive Officer                                175,000
  Joan K. Berg, Former Vice President-Finance                                           29,000
  Stephen R. Hansen, Vice President-Strategic Product Development                       78,000
  William C. Hartman, Vice President-Marketing and Business Development                 30,000
  Robert G. Brown, Vice President-Sales                                                 36,000
  Current Executive Officer Group                                                      369,000
  Current Non-executive Officer Director Group                                         182,500(2)
  Current Non-executive Officer Employee Group                                       1,129,119

-----------------------
         (1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic grants of options to outside directors as described under "Directors' Formula Grant" above.

         (2) Includes 6,000 share options which will be granted to Messrs. Bergman, Burniece, Deaner and Wray on the date of the 2000 Annual Meeting pursuant to the provisions of the 1999 Plan.

VOTE REQUIRED

         The Board of Directors recommends that the shareholders approve the increase in the number of shares reserved for the 1999 Amended and Restated Stock Option Plan. Approval of the increase requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the meeting with authority to vote on such matter.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon a review of the copies of such reports furnished to or obtained by the Company and upon other information known to the Company, the Company believes that during the fiscal year ended September 30, 2000, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with except that one report covering two transactions was filed late by Gary L. Deaner and Messrs. Bergman, Burniece, Deaner and Kill were each late filing a form to report an option grant.


                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         Grant Thornton LLP acted as the Company's independent accountants for fiscal 2000. The Company has not yet selected its independent auditors for the current fiscal year ending September 30, 2001. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting of shareholders must be received by the Company by August 16, 2001, to be considered for inclusion in the Company's proxy statement and related proxy for the next annual meeting.

         Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company's proxy statement and proxy is received by the Company after October 31, 2001, then management named in the Company's proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy material.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2000, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                    FORM 10-K

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. THOMAS WARGOLET, VICE PRESIDENT OF FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS. THE COMPANY'S FORM 10-K MAY ALSO BE ACCESSED THROUGH THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           ROBERT H. KILL
                                           President and Chief Executive Officer

Dated:   December 18, 2000
         Plymouth, Minnesota

                                                                       Exhibit A

                    AUDIT COMMITTEE CHARTER OF CIPRICO, INC.

Committee Purpose

         The Board of Directors ("Board") is the ultimate corporate governance body of Ciprico, Inc. ("Company"). As such, the Board is charged with overseeing all material aspects of the Company's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee ("Committee"). For its part, the Committee is charged with the active and regular performance of the Board's oversight of the Company's internal control systems, its external audit process, and its external and internal financial reporting process. This audit committee charter is intended to set forth the roles, responsibilities, authority, and procedures of the Committee.

         The Committee's main role includes a particular focus on the qualitative aspects of financial reporting. Accordingly, one of the Committee's main responsibilities will be to coordinate and control the Company's internal control procedures, as well as its procedures for periodically reviewing and assessing the effectiveness of its internal control procedures. Such internal control procedures include, but are not limited to, those designed to identify, manage, monitor, and ultimately account for and report on the business transactions and risks arising from the Company's operating and non-operating activities. The Committee's role will culminate with the annual preparation of the Company's audited financial statements, which the Committee will recommend to the Board as provided herein.

Committee Membership

         The Committee shall consist of at least three (3) independent directors. "Independent director" means a person other than an individual having a relationship which, in the opinion of Company's Board, would interfere with the exercise of independent, disinterested judgment in carrying out the responsibilities of a Committee member. Though not all-inclusive, the following categories of people shall not be considered independent for audit committee purposes:

         (1) a director who is or was employed by the Company or any of its affiliates for the current or any of the past three years;

         (2) a director who is an immediate family member(1) of any management-level employee of the Company;

         (3) a director who personally accepted any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

----------------
1 As used in this charter, the phrase "immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's house.

         (4) a director who is a partner, controlling shareholder, or an executive officer of any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the securities of the Company or organization) that exceed 5% of the Company's or organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

         (5) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         Committee members shall have (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. One member, preferably the chairperson, must be literate in business and financial reporting and control and have past employment experience in finance or accounting or other comparable experience or background.

Structure

         The Committee members shall be appointed by the Board, in accordance with the preceding independence requirements. Each appointment shall be for an indefinite term, but the Board may remove Committee members at any time by Board action. If a Committee member is removed or resigns from the Committee, he or she shall serve until a successor is appointed.

         The Committee shall elect a chairperson annually. The chairperson shall create the agenda for Committee meetings and otherwise preside over Committee meetings.

Meetings

         The Committee shall meet at least two times annually. Additional meetings shall be scheduled as considered necessary by the Committee chairperson. Minutes of all meetings shall be recorded and maintained by the Committee.

Reporting to the Board

         The Committee chairperson shall formally report (whether as required pursuant to specific requirements herein or otherwise) to the Board at least semi-annually.

Quorum

         A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee's business.

Duties and Responsibilities

         In accordance with the Committee's purpose, it shall have the following duties and responsibilities:

         Audit & Review Function

         -- The Committee shall select, or nominate for selection by the Board and/or shareholders, the Company's external auditors.

         -- The Committee shall annually ensure receipt of a formal written statement from the external auditors consistent with Independence Standards Board Standard 1. Additionally, the Committee shall discuss with the external auditor any relationships or services that may affect the external auditor's objectivity or independence. If the Committee is not satisfied with the external auditor's assurances of independence, it shall take or recommend to the Board appropriate action to oversee the independence of the external auditor.

         -- The Committee shall make clear to management and the external auditors that the external auditors must consider the Committee to be its client and not management. Towards this end, the Committee shall meet annually with the external auditors, without management or others present, in order to assess the performance and ethical disposition (i.e., the "tone-at-the-top") of the financial and accounting management and the effectiveness and independence of the internal auditors.

         -- The Committee shall direct the external auditors to review the preparation of the quarterly financial statements and notify the members of the Committee of issues not resolved with the Company management prior to filing the quarterly Form 10-Q.

         -- The Committee shall annually review, with or without management consultation, the performance (effectiveness, objectivity, and independence) of the external auditors.

         -- The Committee shall annually consider the scope of the annual audit and accounting fees for the annual audit to ensure that the economics support the scope and staffing of the annual audit.


         Risk Management Function

         -- The Committee shall inquire of external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.


         Financial Reporting Function

         -- The Committee shall inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, and estimates made by management that have a material impact on the financial statements and of the external auditor's opinions regarding the quality (i.e., adequacy, including over-adequacy) of all such items.

         -- The Committee shall inquire of management and the external auditors to ascertain whether there were any significant financial reporting issues that arose during the accounting period and if so how they were resolved.

         -- The Committee shall prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

                  (1) that the Committee has reviewed and discussed the audited financial statements with management;

                  (2) that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

                  (3) that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence;

                  (4) that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission; and

                  (5) that the individual Committee members, and the Committee in the aggregate, complies with the Committee Membership requirements set forth in this charter.

         The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will be used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A as those regulations affect the Company.

         General

         -- The Committee shall assess and report to the Board on its compliance with this charter on an annual basis. This information may be included in the Audit Committee Report referred to above. The Board shall consider the Committee's report to the Board pursuant to this requirement (and the Audit Committee Report if prepared separately) to determine if changes to the Committee membership (e.g., composition and member number) are appropriate.


         -- The Committee shall conduct an appropriate review of all proposed related party transactions that are individually in excess of $60,000 in order to ensure that such transactions are on terms that are materially similar to those that could be obtained in arms-length transactions with independent third parties or are otherwise fair to and in the best interests of the Company. Documentation of each such review and the Committee's recommendation to the Board regarding whether the Board should approve or disapprove of the relevant related party transaction shall be maintained by the Committee.

                                  CIPRICO, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 25, 2001

                                     3:30 PM

                              RADISSON PLAZA HOTEL
                             35 SOUTH SEVENTH STREET
                              MINNEAPOLIS, MN 55402



  CIPRICO, INC.
  2800 CAMPUS DRIVE, PLYMOUTH, MINNESOTA 55441                             PROXY
  -----------------------------------------------------------------------------
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JANUARY 25, 2001.

  The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, AND 3.

  By signing the proxy, you revoke all prior proxies and appoint Robert H. Kill and Thomas S. Wargolet, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


                      See reverse for voting instructions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1. Election of Class I director:  01 William N. Wray                        [ ]  Vote FOR                [ ]  Vote Withheld
                                                                                 nominee                      from nominee


                                Please fold here


The Board of Directors recommends that you vote FOR each proposal below.

2. Set the number of directors at six (6):                                           [ ]  For       [ ]  Against      [ ]  Abstain

3. To approve a 250,000 share increase in the shares reserved for the Company's
   1999 Amended and Restated Stock Option Plan.                                      [ ]  For       [ ]  Against      [ ]  Abstain

4. OTHER MATTERS. In their discretion, the Proxies are...                            [ ]  Authorized  [ ] Not Authorized
   to vote upon such other business as may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 4.

Address Change? Mark Box  [ ]
Indicate changes below:




                                    Date ________________________________

                                    [                                          ]

                                    Signature(s) in Box
                                    Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.